UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 25, 2021 (January 19, 2021)

 THIRD POINT REINSURANCE LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-36052	98-1039994
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Point House
3 Waterloo Lane
Pembroke HM 08 Bermuda
(Address of principal executive offices and Zip Code)
Registrant’s telephone number, including area code: +1 441 542-3300
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Shares, $0.10 par value	TPRE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective not later than the closing of the merger (the “Merger”) of Yoga Merger Sub Limited (“Merger Sub”), a wholly owned subsidiary of the Company with and into Sirius International Insurance Group, Ltd. (“Sirius” or “Sirius Group”) contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 6, 2020, by and among the Company, Sirius and Merger Sub, Janice R. Weidenborner Executive Vice President, Group General Counsel and Secretary of the Company, will no longer serve as the chief legal officer of the Company. Through the closing of the Merger or other mutually agreed date (subject at all times to Bermuda immigration requirements), Ms. Weidenborner will continue to serve in a senior role in the Company’s legal function, as well as continue to perform other of her duties, including serving as the Company’s head of human resources, on a full-time basis. Ms. Weidenborner’s ceasing to serve as the chief legal officer of the Company will constitute an event of “good reason” under Ms. Weidenborner’s employment agreement with the Company, a copy of which is publicly available, but, in order to assure a smooth and efficient transition of her current duties and to encourage Ms. Weidenborner to continue to provide critical services necessary to the closing of the Merger, the Company has waived the requirement set forth in the employment agreement that Ms. Weidenborner resign with good reason within 30 days of the date that she ceases to serve as chief legal officer of the Company.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

101	Pursuant to Rule 406 of Regulation S-T, the cover page information in formatted in Inline XBRL
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THIRD POINT REINSURANCE LTD.

Date: January 25, 2021	/s/ Daniel V. Malloy
	Name:	Daniel V. Malloy
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

101	Pursuant to Rule 406 of Regulation S-T, the cover page information in formatted in Inline XBRL
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101)